EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 1st day of August, 2007.

/s/  Charles H. Cannon, Jr.

_______________________________

Charles H. Cannon, Jr.

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 11th day of August, 2007.

/s/  Thomas E. Chorman

_______________________________

Thomas E. Chorman

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 12th day of August, 2007.

/s/  William R. Fenoglio

_______________________________

William R. Fenoglio

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 1st day of August, 2007.

/s/ Gerald H. Fickenscher

_______________________________

Gerald H. Fickenscher

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 17th day of August, 2007.

/s/  Roger L. Fix

_______________________________

Roger L. Fix

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 1st day of August, 2007.

/s/  Walter F. Greeley

_______________________________

Walter F. Greeley

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 6th day of August, 2007.

/s/  Daniel B. Hogan

_______________________________

Daniel B. Hogan

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 12th day of August, 2007.

/s/  Thomas L. King

_______________________________

Thomas L. King

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 11th day of August, 2007.

/s/  H. Nicholas Muller, III

_______________________________

H. Nicholas Muller, III

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 16th day of August, 2007.

/s/  Deborah A. Rosen

_______________________________

Deborah A. Rosen

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 14th day of August, 2007.

/s/  Christian Storch

_______________________________

Christian Storch

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2007, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of the 1st day of August, 2007.

/s/  Edward J. Trainor

_______________________________

Edward J. Trainor